Quarterly Performance Summary
Truist Financial Corporation
Third Quarter 2023

Financial Highlights

	Quarter Ended					Year-to-Date
(Dollars in millions, except per share data, shares in thousands)	Sept. 30	June 30	March 31	Dec. 31	Sept. 30	Sept. 30	Sept. 30
	2023	2023	2023	2022	2022	2023	2022
Summary Income Statement
Interest income - taxable equivalent(1)	$6,286	$6,230	$5,836	$5,288	$4,407	$18,352	$11,491
Interest expense	2,665	2,551	1,917	1,257	624	7,133	1,064
Net interest income - taxable equivalent	3,621	3,679	3,919	4,031	3,783	11,219	10,427
Less: Taxable-equivalent adjustment	57	54	51	50	38	162	92
Net interest income	3,564	3,625	3,868	3,981	3,745	11,057	10,335
Provision for credit losses	497	538	502	467	234	1,537	310
Net interest income after provision for credit losses	3,067	3,087	3,366	3,514	3,511	9,520	10,025
Noninterest income	2,108	2,293	2,234	2,227	2,102	6,635	6,492
Noninterest expense	3,747	3,748	3,691	3,722	3,613	11,186	10,867
Income before income taxes	1,428	1,632	1,909	2,019	2,000	4,969	5,650
Provision for income taxes	245	287	394	337	363	926	1,065
Net income	1,183	1,345	1,515	1,682	1,637	4,043	4,585
Noncontrolling interests	6	36	2	1	4	44	6
Preferred stock dividends and other	106	75	103	71	97	284	262
Net income available to common shareholders	1,071	1,234	1,410	1,610	1,536	3,715	4,317
Additional Income Statement Information
Revenue - taxable equivalent	5,729	5,972	6,153	6,258	5,885	17,854	16,919
Pre-provision net revenue - unadjusted(2)	1,982	2,224	2,462	2,536	2,272	6,668	6,052
Pre-provision net revenue - adjusted(2)	2,187	2,413	2,661	2,869	2,565	7,261	7,238
Per Common Share Data
Earnings:
Earnings per share-basic	$0.80	$0.93	$1.06	$1.21	$1.16	$2.79	$3.25
Earnings per share-diluted	0.80	0.92	1.05	1.20	1.15	2.77	3.22
Earnings per share-adjusted diluted(2)	NA	NA	NA	1.30	1.24	NA	3.66
Cash dividends declared	0.52	0.52	0.52	0.52	0.52	1.56	1.48
Common shareholders’ equity	41.37	42.68	41.82	40.58	40.79	41.37	40.79
Tangible common shareholders’ equity(2)	19.25	20.44	19.45	18.04	18.36	19.25	18.36
End of period shares outstanding	1,333,668	1,331,976	1,331,918	1,326,829	1,326,766	1,333,668	1,326,766
Weighted average shares outstanding-basic	1,333,522	1,331,953	1,328,602	1,326,787	1,326,539	1,331,377	1,328,569
Weighted average shares outstanding-diluted	1,340,574	1,337,307	1,339,480	1,337,338	1,336,659	1,339,041	1,339,071
Performance Ratios
Return on average assets	0.86%	0.95%	1.10%	1.21%	1.19%	0.97%	1.13%
Return on average common shareholders’ equity	7.5	8.6	10.3	11.7	10.7	8.8	10.0
Return on average tangible common shareholders’ equity(2)	17.3	19.4	24.1	27.6	23.5	20.2	21.5
Net interest margin - taxable equivalent	2.95	2.91	3.17	3.25	3.12	3.01	2.93
Fee income ratio	37.2	38.8	36.6	35.9	36.0	37.5	38.6
Efficiency ratio-GAAP	66.1	63.3	60.5	60.0	61.8	63.2	64.6
Efficiency ratio-adjusted(2)	61.8	59.6	56.8	54.2	56.4	59.3	57.2
Credit Quality
Nonperforming loans and leases as a percentage of loans and leases held for investment	0.46%	0.47%	0.36%	0.36%	0.35%
Net charge-offs as a percentage of average loans and leases(3)	0.51	0.54	0.37	0.34	0.27	0.47%	0.25%
Allowance for loan and lease losses as a percentage of LHFI	1.49	1.43	1.37	1.34	1.34
Ratio of allowance for loan and lease losses to nonperforming LHFI	3.2x	3.0x	3.8x	3.7x	3.8x
Average Balances
Assets	$547,704	$565,822	$559,627	$552,959	$545,606	$557,674	$540,754
Securities(4)	135,527	138,393	140,551	142,433	145,396	138,139	148,895
Loans and leases	319,881	328,258	327,547	322,733	311,876	325,201	301,478
Deposits	401,038	399,826	408,458	413,276	420,096	403,080	419,713
Common shareholders’ equity	56,472	57,302	55,380	54,823	56,813	56,389	57,899
Total shareholders’ equity	63,312	64,101	62,077	61,519	63,510	63,168	64,591
Period-End Balances
Assets	$542,707	$554,549	$574,354	$555,255	$548,438
Securities(4)	120,059	124,923	128,790	129,514	131,732
Loans and leases	317,112	324,015	329,833	327,435	316,639
Deposits	400,024	406,043	404,997	413,495	415,992
Common shareholders’ equity	55,167	56,853	55,699	53,841	54,115
Total shareholders’ equity	62,007	63,681	62,394	60,537	60,811
Capital and Liquidity Ratios	(preliminary)
Common equity Tier 1	9.9%	9.6%	9.1%	9.0%	9.1%
Tier 1	11.4	11.1	10.6	10.5	10.7
Total	13.5	13.2	12.7	12.4	12.6
Leverage	9.2	8.8	8.5	8.5	8.5
Supplementary leverage	7.8	7.5	7.3	7.3	7.3
Liquidity coverage ratio	110	112	113	112	111
Applicable ratios are annualized.
(1)Interest income includes certain fees, deferred costs, fair value mark accretion, and dividends.
(2)Represents a non-GAAP measure. A reconciliation of each of these non-GAAP measures to the most directly comparable GAAP measure is included in the appendix to Truist’s Third Quarter 2023 Earnings Presentation.
(3)2Q23 includes 12 basis point impact from student loan portfolio sale.
(4)Includes AFS and HTM securities. Average balances reflect both AFS and HTM securities at amortized cost. Period-end balances reflect AFS securities at fair value and HTM securities at amortized cost.

Consolidated Statements of Income

	Quarter Ended					Year-to-Date
	Sept. 30	June 30	March 31	Dec. 31	Sept. 30	Sept. 30	Sept. 30
(Dollars in millions, except per share data, shares in thousands)	2023	2023	2023	2022	2022	2023	2022
Interest Income
Interest and fees on loans and leases	$4,976	$4,915	$4,656	$4,220	$3,490	$14,547	$9,032
Interest on securities	763	749	752	739	709	2,264	2,024
Interest on other earning assets	490	512	377	279	170	1,379	343
Total interest income	6,229	6,176	5,785	5,238	4,369	18,190	11,399
Interest Expense
Interest on deposits	1,831	1,506	1,125	683	331	4,462	462
Interest on long-term debt	491	734	514	332	190	1,739	459
Interest on other borrowings	343	311	278	242	103	932	143
Total interest expense	2,665	2,551	1,917	1,257	624	7,133	1,064
Net Interest Income	3,564	3,625	3,868	3,981	3,745	11,057	10,335
Provision for credit losses	497	538	502	467	234	1,537	310
Net Interest Income After Provision for Credit Losses	3,067	3,087	3,366	3,514	3,511	9,520	10,025
Noninterest Income
Insurance income	793	935	813	766	725	2,541	2,277
Wealth management income	343	330	339	324	334	1,012	1,014
Investment banking and trading income	185	211	261	257	222	657	738
Service charges on deposits	152	240	249	257	263	641	769
Card and payment related fees	238	236	230	245	241	704	699
Mortgage banking income	102	99	142	117	122	343	343
Lending related fees	102	86	106	110	80	294	265
Operating lease income	63	64	67	68	66	194	190
Securities gains (losses)	—	—	—	—	(1)	—	(71)
Other income	130	92	27	83	50	249	268
Total noninterest income	2,108	2,293	2,234	2,227	2,102	6,635	6,492
Noninterest Expense
Personnel expense	2,200	2,256	2,181	2,198	2,116	6,637	6,269
Professional fees and outside processing	317	352	314	347	352	983	1,064
Software expense	238	237	214	241	225	689	691
Net occupancy expense	180	180	183	179	176	543	565
Amortization of intangibles	130	131	136	163	140	397	420
Equipment expense	97	92	110	124	122	299	354
Marketing and customer development	78	79	78	70	105	235	282
Operating lease depreciation	43	44	46	44	45	133	140
Regulatory costs	77	73	75	52	52	225	131
Merger-related and restructuring charges	75	54	63	114	62	192	399
Other expense	312	250	291	190	218	853	552
Total noninterest expense	3,747	3,748	3,691	3,722	3,613	11,186	10,867
Earnings
Income before income taxes	1,428	1,632	1,909	2,019	2,000	4,969	5,650
Provision for income taxes	245	287	394	337	363	926	1,065
Net income	1,183	1,345	1,515	1,682	1,637	4,043	4,585
Noncontrolling interests	6	36	2	1	4	44	6
Preferred stock dividends and other	106	75	103	71	97	284	262
Net income available to common shareholders	$1,071	$1,234	$1,410	$1,610	$1,536	$3,715	$4,317
Earnings Per Common Share
Basic	$0.80	$0.93	$1.06	$1.21	$1.16	$2.79	$3.25
Diluted	0.80	0.92	1.05	1.20	1.15	2.77	3.22
Weighted Average Shares Outstanding
Basic	1,333,522	1,331,953	1,328,602	1,326,787	1,326,539	1,331,377	1,328,569
Diluted	1,340,574	1,337,307	1,339,480	1,337,338	1,336,659	1,339,041	1,339,071

Consolidated Ending Balance Sheets - Five Quarter Trend

	Sept. 30	June 30	March 31	Dec. 31	Sept. 30
(Dollars in millions)	2023	2023	2023	2022	2022
Assets
Cash and due from banks	$5,156	$4,782	$4,629	$5,379	$5,031
Interest-bearing deposits with banks	24,676	25,228	32,967	16,042	17,194
Securities borrowed or purchased under resale agreements	2,018	2,315	3,637	3,181	2,568
Trading assets at fair value	4,384	4,097	4,601	4,905	5,864
Securities available for sale at fair value	65,117	68,965	71,858	71,801	72,978
Securities held to maturity at amortized cost	54,942	55,958	56,932	57,713	58,754
Loans and leases:
Commercial:
Commercial and industrial	162,330	167,153	167,217	164,307	153,615
CRE	22,736	22,825	22,670	22,676	22,493
Commercial construction	6,343	5,943	5,951	5,849	5,568
Consumer:
Residential mortgage	56,013	56,476	56,455	56,645	55,529
Home equity(1)	10,160	10,348	10,577	10,876	10,883
Indirect auto	24,084	25,759	27,279	27,951	28,239
Other consumer(1)	29,105	28,755	27,742	27,533	27,457
Student	—	—	4,996	5,287	5,780
Credit card	4,928	4,833	4,786	4,867	4,771
Total loans and leases held for investment	315,699	322,092	327,673	325,991	314,335
Loans held for sale	1,413	1,923	2,160	1,444	2,304
Total loans and leases	317,112	324,015	329,833	327,435	316,639
Allowance for loan and lease losses	(4,693)	(4,606)	(4,479)	(4,377)	(4,205)
Premises and equipment	3,394	3,453	3,519	3,605	3,585
Goodwill	26,979	27,013	27,014	27,013	26,810
Core deposit and other intangible assets	3,292	3,403	3,535	3,672	3,726
Loan servicing rights at fair value	3,537	3,497	3,303	3,758	3,797
Other assets	36,793	36,429	37,005	35,128	35,697
Total assets	$542,707	$554,549	$574,354	$555,255	$548,438
Liabilities
Deposits:
Noninterest-bearing deposits	$116,674	$121,831	$128,719	$135,742	$144,826
Interest checking	103,288	106,471	107,116	110,464	110,397
Money market and savings	137,914	135,514	136,836	143,815	146,315
Time deposits	42,148	42,227	32,326	23,474	14,454
Total deposits	400,024	406,043	404,997	413,495	415,992
Short-term borrowings	23,485	24,456	23,678	23,422	25,687
Long-term debt	41,232	44,749	69,895	43,203	31,172
Other liabilities	15,959	15,620	13,390	14,598	14,776
Total liabilities	480,700	490,868	511,960	494,718	487,627
Shareholders’ Equity:
Preferred stock	6,673	6,673	6,673	6,673	6,673
Common stock	6,668	6,660	6,660	6,634	6,634
Additional paid-in capital	36,114	35,990	34,582	34,544	34,487
Retained earnings	27,944	27,577	27,038	26,264	25,344
Accumulated other comprehensive loss	(15,559)	(13,374)	(12,581)	(13,601)	(12,350)
Noncontrolling interests	167	155	22	23	23
Total shareholders’ equity	62,007	63,681	62,394	60,537	60,811
Total liabilities and shareholders’ equity	$542,707	$554,549	$574,354	$555,255	$548,438
(1)In the first quarter of 2023, the Company reclassified certain portfolios within the consumer portfolio segment to delineate home equity from other consumer portfolios. Prior periods were revised to conform to the current presentation.

Average Balances and Rates - Quarters

	Quarter Ended
	September 30, 2023			June 30, 2023			March 31, 2023			December 31, 2022			September 30, 2022
(Dollars in millions)	Average Balances(1)	Income/ Expense(2)	Yields/ Rates(2)	Average Balances(1)	Income/ Expense(2)	Yields/ Rates(2)	Average Balances(1)	Income/ Expense(2)	Yields/ Rates(2)	Average Balances(1)	Income/ Expense(2)	Yields/ Rates(2)	Average Balances(1)	Income/ Expense(2)	Yields/ Rates(2)
Assets
AFS and HTM securities at amortized cost:
U.S. Treasury	$10,886	$34	1.27%	$11,115	$30	1.10%	$11,117	$30	1.07%	$10,989	$27	0.98%	$10,925	$26	0.93%
U.S. government-sponsored entities (GSE)	339	3	2.92	329	3	2.70	335	2	2.86	325	3	2.47	305	1	2.56
Mortgage-backed securities issued by GSE	120,078	701	2.33	122,647	690	2.25	124,746	694	2.23	126,718	682	2.16	129,703	655	2.02
States and political subdivisions	423	4	4.12	425	5	4.18	425	4	4.07	426	4	4.03	395	4	3.92
Non-agency mortgage-backed	3,781	22	2.33	3,852	22	2.32	3,907	23	2.34	3,953	23	2.33	4,016	24	2.32
Other	20	1	5.55	25	—	5.20	21	—	5.30	22	1	4.44	52	—	3.94
Total securities	135,527	765	2.26	138,393	750	2.17	140,551	753	2.14	142,433	740	2.08	145,396	710	1.95
Loans and leases:
Commercial:
Commercial and industrial	164,022	2,686	6.50	166,588	2,610	6.28	165,095	2,436	5.98	159,308	2,098	5.23	152,123	1,564	4.08
CRE	22,812	396	6.85	22,706	384	6.73	22,689	355	6.32	22,497	314	5.51	22,245	245	4.32
Commercial construction	6,194	120	7.83	5,921	111	7.64	5,863	101	7.14	5,711	88	6.25	5,284	62	4.83
Consumer:
Residential mortgage	56,135	532	3.79	56,320	531	3.77	56,422	526	3.73	56,292	514	3.65	53,271	478	3.59
Home equity(3)	10,243	196	7.61	10,478	190	7.26	10,735	180	6.80	10,887	164	6.02	10,767	142	5.17
Indirect auto	24,872	386	6.16	26,558	398	6.01	27,743	398	5.82	28,117	396	5.59	28,057	382	5.40
Other consumer(3)	28,963	542	7.43	28,189	499	7.10	27,559	459	6.76	27,479	447	6.44	26,927	419	6.21
Student	—	1	—	4,766	80	6.76	5,129	89	7.04	5,533	90	6.42	5,958	85	5.64
Credit card	4,875	143	11.62	4,846	137	11.48	4,785	136	11.43	4,842	127	10.38	4,755	119	9.97
Total loans and leases held for investment	318,116	5,002	6.25	326,372	4,940	6.07	326,020	4,680	5.81	320,666	4,238	5.25	309,387	3,496	4.49
Loans held for sale	1,765	28	6.20	1,886	28	5.94	1,527	25	6.71	2,067	31	6.08	2,489	30	4.81
Total loans and leases	319,881	5,030	6.25	328,258	4,968	6.07	327,547	4,705	5.81	322,733	4,269	5.26	311,876	3,526	4.49
Interest earning trading assets	4,380	76	6.91	4,445	75	6.73	5,462	83	6.09	5,717	79	5.60	5,446	62	4.49
Other earning assets	29,006	415	5.68	34,988	437	5.02	25,589	295	4.67	21,922	200	3.60	19,631	109	2.24
Total earning assets	488,794	6,286	5.11	506,084	6,230	4.93	499,149	5,836	4.72	492,805	5,288	4.27	482,349	4,407	3.63
Nonearning assets	58,910			59,738			60,478			60,154			63,257
Total assets	$547,704			$565,822			$559,627			$552,959			$545,606
Liabilities and Shareholders’ Equity
Interest-bearing deposits:
Interest checking	$101,252	584	2.29	$102,105	487	1.91	$108,886	430	1.60	$110,001	304	1.10	$111,645	158	0.56
Money market and savings	139,961	829	2.35	138,149	686	1.99	139,802	476	1.38	144,730	316	0.87	147,659	159	0.43
Time deposits	40,920	418	4.05	35,844	333	3.73	28,671	219	3.10	17,513	63	1.42	14,751	14	0.40
Total interest-bearing deposits	282,133	1,831	2.57	276,098	1,506	2.19	277,359	1,125	1.64	272,244	683	1.00	274,055	331	0.48
Short-term borrowings	24,894	343	5.47	23,991	311	5.19	24,056	278	4.69	25,640	242	3.75	17,392	103	2.34
Long-term debt	43,353	491	4.51	63,665	734	4.62	51,057	514	4.05	38,700	332	3.42	31,381	190	2.43
Total interest-bearing liabilities	350,380	2,665	3.02	363,754	2,551	2.81	352,472	1,917	2.20	336,584	1,257	1.48	322,828	624	0.77
Noninterest-bearing deposits	118,905			123,728			131,099			141,032			146,041
Other liabilities	15,107			14,239			13,979			13,824			13,227
Shareholders’ equity	63,312			64,101			62,077			61,519			63,510
Total liabilities and shareholders’ equity	$547,704			$565,822			$559,627			$552,959			$545,606
Average interest-rate spread			2.09			2.12			2.52			2.79			2.86

Net interest income/ net interest margin		$3,621	2.95%		$3,679	2.91%		$3,919	3.17%		$4,031	3.25%		$3,783	3.12%
Taxable-equivalent adjustment		57			54			51			50			38
Memo: Total deposits	$401,038	1,831	1.81%	$399,826	1,506	1.51%	$408,458	1,125	1.12%	$413,276	683	0.66%	$420,096	331	0.31%
(1)Excludes basis adjustments for fair value hedges.
(2)Amounts are on a taxable-equivalent basis utilizing the federal income tax rate of 21% for the periods presented. Interest income includes certain fees, deferred costs, and dividends.
(3)In the first quarter of 2023, the Company reclassified certain portfolios within the consumer portfolio segment to delineate home equity from other consumer portfolios. Prior periods were revised to conform to the current presentation.

Average Balances and Rates - Year-To-Date

	Year-to-Date
	September 30, 2023			September 30, 2022
(Dollars in millions)	Average Balances(1)	Income/Expense(2)	Yields/ Rates(2)	Average Balances(1)	Income/Expense(2)	Yields/ Rates(2)
Assets
AFS and HTM securities at amortized cost:
U.S. Treasury	$11,039	$94	1.14%	$10,457	$66	0.84%
U.S. government-sponsored entities (GSE)	334	8	2.83	557	8	2.19
Mortgage-backed securities issued by GSE	122,473	2,085	2.27	133,338	1,870	1.87
States and political subdivisions	424	13	4.12	380	11	3.82
Non-agency mortgage-backed	3,846	67	2.33	4,112	71	2.29
Other	23	1	5.34	51	1	3.46
Total securities	138,139	2,268	2.19	148,895	2,027	1.82
Loans and leases:
Commercial:
Commercial and industrial	165,231	7,732	6.26	145,566	3,725	3.42
CRE	22,736	1,135	6.64	22,765	606	3.52
Commercial construction	5,994	332	7.54	5,196	140	3.80
Consumer:
Residential mortgage	56,291	1,589	3.76	50,180	1,346	3.58
Home equity(3)	10,483	566	7.22	10,755	376	4.68
Indirect auto	26,381	1,182	5.99	26,888	1,101	5.47
Other consumer(3)	28,242	1,500	7.10	25,930	1,193	6.15
Student	3,280	170	6.92	6,310	214	4.54
Credit card	4,836	416	11.51	4,721	328	9.29
Total loans and leases held for investment	323,474	14,622	6.04	298,311	9,029	4.04
Loans held for sale	1,727	81	6.25	3,167	91	3.82
Total loans and leases	325,201	14,703	6.04	301,478	9,120	4.04
Interest earning trading assets	4,759	234	6.54	5,784	160	3.67
Other earning assets	29,872	1,147	5.13	19,924	184	1.24
Total earning assets	497,971	18,352	4.92	476,081	11,491	3.22
Nonearning assets	59,703			64,673
Total assets	$557,674			$540,754
Liabilities and Shareholders’ Equity
Interest-bearing deposits:
Interest checking	$104,053	1,501	1.93	$112,058	215	0.26
Money market and savings	139,305	1,991	1.91	145,953	220	0.20
Time deposits	35,189	970	3.68	14,840	27	0.25
Total interest-bearing deposits	278,547	4,462	2.14	272,851	462	0.23
Short-term borrowings	24,317	932	5.13	11,356	143	1.68
Long-term debt	52,663	1,739	4.41	32,646	459	1.88
Total interest-bearing liabilities	355,527	7,133	2.68	316,853	1,064	0.45
Noninterest-bearing deposits	124,533			146,862
Other liabilities	14,446			12,448
Shareholders’ equity	63,168			64,591
Total liabilities and shareholders’ equity	$557,674			$540,754
Average interest-rate spread			2.24			2.77

Net interest income/ net interest margin		$11,219	3.01%		$10,427	2.93%
Taxable-equivalent adjustment		162			92
Memo: Total deposits	$403,080	4,462	1.48%	$419,713	462	0.15%
(1)Excludes basis adjustments for fair value hedges.
(2)Amounts are on a taxable-equivalent basis utilizing the federal income tax rate of 21% for the periods presented. Interest income includes certain fees, deferred costs, and dividends.
(3)In the first quarter of 2023, the Company reclassified certain portfolios within the consumer portfolio segment to delineate home equity from other consumer portfolios. Prior periods were revised to conform to the current presentation.

Credit Quality

	Sept. 30	June 30	March 31	Dec. 31	Sept. 30
(Dollars in millions)	2023	2023	2023	2022	2022
Nonperforming Assets
Nonaccrual loans and leases:
Commercial:
Commercial and industrial	$561	$562	$394	$398	$443
CRE	289	275	117	82	5
Commercial construction	29	16	1	—	—
Consumer:
Residential mortgage	132	221	233	240	227
Home equity(1)	123	129	132	135	132
Indirect auto	266	262	270	289	260
Other consumer(1)	52	46	45	44	39
Total nonaccrual loans and leases held for investment	1,452	1,511	1,192	1,188	1,106
Loans held for sale	75	13	—	—	72
Total nonaccrual loans and leases	1,527	1,524	1,192	1,188	1,178
Foreclosed real estate	3	3	3	4	4
Other foreclosed property	54	56	66	58	58
Total nonperforming assets	$1,584	$1,583	$1,261	$1,250	$1,240
Loans 90 Days or More Past Due and Still Accruing
Commercial:
Commercial and industrial	$15	$36	$35	$49	$44
CRE	—	—	—	1	1
Commercial construction	—	5	—	—	—
Consumer:
Residential mortgage - government guaranteed	456	541	649	759	808
Residential mortgage - nonguaranteed	30	23	25	27	26
Home equity(1)	9	7	10	12	9
Indirect auto	1	—	—	1	1
Other consumer(1)	16	12	10	13	9
Student - government guaranteed	—	—	590	702	770
Student - nonguaranteed	—	—	4	4	5
Credit card	47	38	38	37	36
Total loans 90 days past due and still accruing	$574	$662	$1,361	$1,605	$1,709
Loans 30-89 Days Past Due
Commercial:
Commercial and industrial	$98	$142	$125	$256	$162
CRE	28	38	34	25	15
Commercial construction	1	6	3	5	3
Consumer:
Residential mortgage - government guaranteed	293	267	232	268	234
Residential mortgage - nonguaranteed	270	254	259	346	300
Home equity(1)	61	56	65	68	67
Indirect auto	598	549	511	646	591
Other consumer(1)	219	175	164	187	152
Student - government guaranteed	—	—	350	396	375
Student - nonguaranteed	—	—	6	6	6
Credit card	68	63	56	64	52
Total loans 30-89 days past due	$1,636	$1,550	$1,805	$2,267	$1,957
(1)In the first quarter of 2023, the Company reclassified certain portfolios within the consumer portfolio segment to delineate home equity from other consumer portfolios. Prior periods were revised to conform to the current presentation.

	As of/For the Quarter Ended
	Sept. 30	June 30	March 31	Dec. 31	Sept. 30
	2023	2023	2023	2022	2022
Asset Quality Ratios
Loans 30-89 days past due and still accruing as a percentage of loans and leases	0.52%	0.48%	0.55%	0.70%	0.62%
Loans 90 days or more past due and still accruing as a percentage of loans and leases	0.18	0.21	0.42	0.49	0.54
Nonperforming loans and leases as a percentage of loans and leases held for investment	0.46	0.47	0.36	0.36	0.35
Nonperforming loans and leases as a percentage of loans and leases(1)	0.48	0.47	0.36	0.36	0.37
Nonperforming assets as a percentage of:
Total assets(1)	0.29	0.29	0.22	0.23	0.23
Loans and leases plus foreclosed property	0.48	0.49	0.38	0.38	0.37
Net charge-offs as a percentage of average loans and leases(2)	0.51	0.54	0.37	0.34	0.27
Allowance for loan and lease losses as a percentage of loans and leases	1.49	1.43	1.37	1.34	1.34
Ratio of allowance for loan and lease losses to:
Net charge-offs(3)	2.9X	2.6X	3.7X	4.1X	5.0X
Nonperforming loans and leases	3.2X	3.0X	3.8X	3.7X	3.8X
Asset Quality Ratios (Excluding Government Guaranteed)
Loans 90 days or more past due and still accruing as a percentage of loans and leases	0.04%	0.04%	0.04%	0.04%	0.04%

				As of/For the Year-to-Date
				Period Ended Sept. 30
				2023	2022
Asset Quality Ratios
Net charge-offs as a percentage of average loans and leases				0.47%	0.25%
Ratio of allowance for loan and lease losses to net charge-offs				3.1X	5.7X
Applicable ratios are annualized.
(1)Includes loans held for sale.
(2)2Q23 includes 12 basis point impact from student loan portfolio sale.
(3)Excluding the impact from the student loan charge-offs, the ALLL to annualized net charge-offs was 3.4X at June 30, 2023.

	As of/For the Quarter Ended					As of/For the Year-to-Date
	Sept. 30	June 30	March 31	Dec. 31	Sept. 30	Period Ended Sept. 30
(Dollars in millions)	2023	2023	2023	2022	2022	2023	2022
Allowance for Credit Losses(1)
Beginning balance	$4,879	$4,761	$4,649	$4,455	$4,434	$4,649	$4,695
Provision for credit losses	497	558	482	467	234	1,537	310
Charge-offs:
Commercial:
Commercial and industrial	(98)	(107)	(75)	(44)	(51)	(280)	(99)
CRE	(77)	(35)	(6)	(11)	—	(118)	(2)
Commercial construction	—	—	—	—	—	—	(1)
Consumer:
Residential mortgage	(8)	(1)	(1)	(1)	(4)	(10)	(8)
Home equity(2)	(4)	(2)	(2)	(6)	(3)	(8)	(7)
Indirect auto	(135)	(115)	(127)	(129)	(103)	(377)	(282)
Other consumer(2)	(120)	(104)	(105)	(96)	(109)	(329)	(285)
Student	—	(103)	(5)	(5)	(7)	(108)	(17)
Credit card	(55)	(53)	(51)	(53)	(42)	(159)	(123)
Total charge-offs	(497)	(520)	(372)	(345)	(319)	(1,389)	(824)
Recoveries:
Commercial:
Commercial and industrial	28	13	13	14	43	54	73
CRE	2	—	1	1	—	3	7
Commercial construction	—	—	1	1	2	1	4
Consumer:
Residential mortgage	1	2	2	3	3	5	13
Home equity(2)	7	5	6	6	8	18	19
Indirect auto	25	31	26	21	21	82	70
Other consumer(2)	20	20	17	17	21	57	62
Student	—	—	—	1	—	—	—
Credit card	9	9	9	8	8	27	26
Total recoveries	92	80	75	72	106	247	274
Net charge-offs	(405)	(440)	(297)	(273)	(213)	(1,142)	(550)
Other(3)	(1)	—	(73)	—	—	(74)	—
Ending balance	$4,970	$4,879	$4,761	$4,649	$4,455	$4,970	$4,455
Allowance for Credit Losses:(1)
Allowance for loan and lease losses	$4,693	$4,606	$4,479	$4,377	$4,205
Reserve for unfunded lending commitments (RUFC)	277	273	282	272	250
Allowance for credit losses	$4,970	$4,879	$4,761	$4,649	$4,455
(1)Excludes provision for credit losses and allowances related to other financial assets at amortized cost.
(2)In the first quarter of 2023, the Company reclassified certain portfolios within the consumer portfolio segment to delineate home equity from other consumer portfolios. Prior periods were revised to conform to the current presentation.
(3)The first quarter of 2023 includes the impact from the adoption of the Troubled Debt Restructurings and Vintage Disclosures accounting standard.

	Quarter Ended					As of/For the Year-to-Date
	Sept. 30	June 30	March 31	Dec. 31	Sept. 30	Period Ended Sept. 30
	2023	2023	2023	2022	2022	2023	2022
Net Charge-offs as a Percentage of Average Loans and Leases:
Commercial:
Commercial and industrial	0.17%	0.23%	0.15%	0.08%	0.02%	0.18%	0.02%
CRE	1.31	0.62	0.09	0.19	(0.01)	0.68	(0.03)
Commercial construction	(0.03)	(0.02)	(0.04)	(0.06)	(0.10)	(0.03)	(0.07)
Consumer:
Residential mortgage	0.05	(0.01)	—	(0.02)	0.01	0.01	(0.01)
Home equity	(0.10)	(0.12)	(0.15)	(0.01)	(0.13)	(0.13)	(0.14)
Indirect auto	1.75	1.28	1.47	1.52	1.15	1.50	1.05
Other consumer	1.37	1.20	1.29	1.11	1.31	1.29	1.16
Student	—	8.67	0.42	0.34	0.40	4.40	0.34
Credit card	3.78	3.66	3.54	3.68	2.80	3.66	2.74
Total loans and leases	0.51	0.54	0.37	0.34	0.27	0.47	0.25
Applicable ratios are annualized.

Rollforward of Intangible Assets and Selected Fair Value Marks(1)

	As of/For the Quarter Ended
	Sept. 30	June 30	March 31	Dec. 31	Sept. 30
(Dollars in millions)	2023	2023	2023	2022	2022
Loans and Leases(2)
Beginning balance unamortized fair value mark	$(579)	$(673)	$(741)	$(826)	$(924)
Accretion	45	63	64	80	96
Purchase accounting adjustments and other activity	6	31	4	5	2
Ending balance	$(528)	$(579)	$(673)	$(741)	$(826)
Core deposit and other intangible assets
Beginning balance	$3,403	$3,535	$3,672	$3,726	$3,535
Additions - acquisitions	21	—	—	111	336
Amortization of intangibles(3)	(130)	(131)	(136)	(163)	(140)
Amortization in net occupancy expense	(2)	(1)	(1)	(3)	(5)
Purchase accounting adjustments and other activity	—	—	—	1	—
Ending balance	$3,292	$3,403	$3,535	$3,672	$3,726
Deposits(4)
Beginning balance unamortized fair value mark	$—	$—	$—	$(1)	$(3)
Amortization	—	—	—	1	2
Ending balance	$—	$—	$—	$—	$(1)
Long-Term Debt(4)
Beginning balance unamortized fair value mark	$(59)	$(69)	$(81)	$(94)	$(109)
Amortization	10	12	12	13	15
Adjustments	—	(2)	—	$—	$—
Ending balance	$(49)	$(59)	$(69)	$(81)	$(94)
(1)Includes only selected information and does not represent all purchase accounting adjustments.
(2)Purchase accounting marks on loans and leases includes credit, interest and liquidity components, and are generally recognized using the level-yield or straight-line method over the remaining life of the individual loans or recognized in full in the event of prepayment.
(3)4Q22 amortization expense includes $16 million partial write-down of an investment advisory intangible asset from a prior acquisition.
(4)Purchase accounting marks on liabilities represents interest rate marks on time deposits and long-term debt and are recognized using the level-yield method over the term of the liability.

Segment Financial Performance - Preliminary

	Quarter Ended
	Sept. 30	June 30	March 31	Dec. 31	Sept. 30
(Dollars in millions)	2023	2023	2023	2022	2022
Consumer Banking and Wealth
Net interest income (expense)	$1,269	$1,459	$1,607	$1,734	$1,690
Net intersegment interest income (expense)	1,388	1,228	1,157	1,248	992
Segment net interest income	2,657	2,687	2,764	2,982	2,682
Allocated provision for credit losses	248	224	274	311	283
Noninterest income	756	828	873	846	836
Noninterest expense	2,065	2,051	2,060	1,924	1,930
Income (loss) before income taxes	1,100	1,240	1,303	1,593	1,305
Provision (benefit) for income taxes	266	296	311	377	309
Segment net income (loss)	$834	$944	$992	$1,216	$996

Corporate and Commercial Banking(1)
Net interest income (expense)	$2,427	$2,415	$2,302	$2,083	$1,635
Net intersegment interest income (expense)	(776)	(722)	(552)	(208)	10
Segment net interest income	1,651	1,693	1,750	1,875	1,645
Allocated provision for credit losses	254	312	231	136	(48)
Noninterest income	584	576	630	678	645
Noninterest expense	874	869	881	853	828
Income (loss) before income taxes	1,107	1,088	1,268	1,564	1,510
Provision (benefit) for income taxes	215	211	264	330	324
Segment net income (loss)	$892	$877	$1,004	$1,234	$1,186

Insurance Holdings(1)
Net interest income (expense)	$1	$1	$1	$1	$1
Net intersegment interest income (expense)(2)	(81)	(85)	13	11	10
Segment net interest income	(80)	(84)	14	12	11
Allocated provision for credit losses	—	—	—	—	—
Noninterest income	801	944	817	792	731
Noninterest expense	701	705	686	662	628
Income (loss) before income taxes(3)	20	155	145	142	114
Provision (benefit) for income taxes(3)	3	—	36	35	29
Segment net income (loss)	$17	$155	$109	$107	$85

Other, Treasury & Corporate(4)
Net interest income (expense)	$(133)	$(250)	$(42)	$163	$419
Net intersegment interest income (expense)	(531)	(421)	(618)	(1,051)	(1,012)
Segment net interest income	(664)	(671)	(660)	(888)	(593)
Allocated provision for credit losses	(6)	2	(3)	20	(1)
Noninterest income	(33)	(55)	(86)	(89)	(110)
Noninterest expense	108	123	64	283	227
Income (loss) before income taxes(3)	(799)	(851)	(807)	(1,280)	(929)
Provision (benefit) for income taxes(3)	(239)	(220)	(217)	(405)	(299)
Segment net income (loss)	$(560)	$(631)	$(590)	$(875)	$(630)

Total Truist Financial Corporation
Net interest income (expense)	$3,564	$3,625	$3,868	$3,981	$3,745
Net intersegment interest income (expense)	—	—	—	—	—
Segment net interest income	3,564	3,625	3,868	3,981	3,745
Allocated provision for credit losses	496	538	502	467	234
Noninterest income	2,108	2,293	2,234	2,227	2,102
Noninterest expense	3,748	3,748	3,691	3,722	3,613
Income (loss) before income taxes	1,428	1,632	1,909	2,019	2,000
Provision (benefit) for income taxes	245	287	394	337	363
Net income	$1,183	$1,345	$1,515	$1,682	$1,637
(1)During the first quarter of 2023, Truist reorganized Prime Rate Premium Finance Corporation, which includes AFCO Credit Corporation and CAFO Holding Company, into the C&CB segment. Prior period results have been revised to conform to the current presentation. During the second quarter of 2023, Truist updated its cost allocation methodology. Results for the first quarter of 2023 have been revised to conform to the current presentation. Management concluded the impact to 2022 was not material.
(2)In conjunction with the Company’s April 3, 2023 sale of a 20% stake of the common equity in Truist Insurance Holdings, LLC (“Insurance Holdings”), Insurance Holdings issued $5 billion of 8.25% mandatorily redeemable preferred units to the Company, with the related interest expense, which is fully allocable to the Company, reported in Net intersegment interest income (expense).
(3)Also related to the same transaction, Insurance Holding’s recapitalized from a corporate entity to an LLC, such that each partner is allocated its share of Insurance Holding’s income before taxes, and beginning in the second quarter of 2023 the Company recognizes its associated income tax provision through Other, Treasury & Corporate. The Company elected not to restate prior periods for this change based on Insurance Holding’s previous status as a corporate entity. The Company recognized $30 million and $54 million for the third and second quarter 2023, respectively, tax provision related to Insurance Holdings in Other, Treasury & Corporate. In the third quarter of 2023, Insurance Holdings recognized $3 million of taxes for certain state jurisdictions that impose income taxes on partnerships and LLCs.
(4)Includes financial data from subsidiaries below the quantitative and qualitative thresholds requiring disclosure.

Capital Information - Five Quarter Trend

	As of/For the Quarter Ended
	Sept. 30	June 30	March 31	Dec. 31	Sept. 30
(Dollars in millions, except per share data, shares in thousands)	2023	2023	2023	2022	2022
Selected Capital Information	(preliminary)
Risk-based capital:
Common equity tier 1	$42,275	$41,642	$39,533	$39,098	$38,277
Tier 1	48,945	48,312	46,203	45,768	44,947
Total	57,710	57,236	55,237	54,072	53,223
Risk-weighted assets	428,682	434,946	436,381	434,413	421,489
Average quarterly assets for leverage ratio	534,402	550,734	544,334	539,689	526,454
Average quarterly assets for supplementary leverage ratio	627,403	643,662	635,656	629,960	616,368
Risk-based capital ratios:
Common equity tier 1	9.9%	9.6%	9.1%	9.0%	9.1%
Tier 1	11.4	11.1	10.6	10.5	10.7
Total	13.5	13.2	12.7	12.4	12.6
Leverage capital ratio	9.2	8.8	8.5	8.5	8.5
Supplementary leverage	7.8	7.5	7.3	7.3	7.3
Common equity per common share	$41.37	$42.68	$41.82	$40.58	$40.79

	Sept. 30	June 30	March 31	Dec. 31	Sept. 30
(Dollars in millions, except per share data, shares in thousands)	2023	2023	2023	2022	2022
Calculations of Tangible Common Equity and Related Measures:(1)
Total shareholders’ equity	$62,007	$63,681	$62,394	$60,537	$60,811
Less:
Preferred stock	6,673	6,673	6,673	6,673	6,673
Noncontrolling interests	167	155	22	23	23
Intangible assets, net of deferred taxes	29,491	29,628	29,788	29,908	29,752
Tangible common equity	$25,676	$27,225	$25,911	$23,933	$24,363

Outstanding shares at end of period (in thousands)	1,333,668	1,331,976	1,331,918	1,326,829	1,326,766
Tangible common equity per common share	$19.25	$20.44	$19.45	$18.04	$18.36

Total assets	$542,707	$554,549	$574,354	$555,255	$548,438
Less: Intangible assets, net of deferred taxes	29,491	29,628	29,788	29,908	29,752
Tangible assets	$513,216	$524,921	$544,566	$525,347	$518,686

Equity as a percentage of total assets	11.4%	11.5%	10.9%	10.9%	11.1%
Tangible common equity as a percentage of tangible assets	5.0	5.2	4.8	4.6	4.7
(1)Tangible common equity and related measures are non-GAAP measures that exclude the impact of intangible assets, net of deferred taxes, and their related amortization. These measures are useful for evaluating the performance of a business consistently, whether acquired or developed internally. Truist’s management uses these measures to assess profitability, returns relative to balance sheet risk, and shareholder value. These measures are not necessarily comparable to similar measures that may be presented by other companies.

Selected Mortgage Banking Information & Additional Information

	As of/For the Quarter Ended
	Sept. 30	June 30	March 31	Dec. 31	Sept. 30
(Dollars in millions, except per share data)	2023	2023	2023	2022	2022
Mortgage Banking Income
Residential mortgage income:
Residential mortgage production revenue	$19	$22	$17	$7	$1
Residential mortgage servicing income:
Residential mortgage servicing income before MSR valuation	85	77	155	88	80
Net MSRs valuation	(20)	(19)	(50)	(10)	(9)
Total residential mortgage servicing income	65	58	105	78	71
Total residential mortgage income	84	80	122	85	72
Commercial mortgage income:
Commercial mortgage production revenue	17	16	14	28	30
Commercial mortgage servicing income:
Commercial mortgage servicing income before MSR valuation	3	4	7	4	5
Net MSRs valuation	(2)	(1)	(1)	—	15
Total commercial mortgage servicing income	1	3	6	4	20
Total commercial mortgage income	18	19	20	32	50
Total mortgage banking income	102	99	142	117	122
Other Mortgage Banking Information
Residential mortgage loan originations	$4,196	$5,558	$4,022	$4,868	$11,746
Residential mortgage servicing portfolio:(1)
Loans serviced for others	214,953	222,917	214,830	217,046	218,740
Bank-owned loans serviced	56,679	57,147	57,493	56,982	56,786
Total servicing portfolio	271,632	280,064	272,323	274,028	275,526
Weighted-average coupon rate on mortgage loans serviced for others	3.51%	3.54%	3.52%	3.48%	3.45%
Weighted-average servicing fee on mortgage loans serviced for others	0.27	0.27	0.27	0.31	0.30

Additional Information
Brokered deposits(2)	$34,986	$32,307	$23,816	$22,353	$20,239

NQDCP income (expense):(3)
Interest income	$3	$3	$11	$2	$2
Other income	35	9	(18)	20	(28)
Personnel expense	(38)	(12)	7	(22)	26
Total NQDCP income (expense)	$—	$—	$—	$—	$—

Common stock prices:
High	$35.78	$35.39	$51.26	$47.47	$52.22
Low	27.70	25.56	28.70	40.01	42.56
End of period	28.61	30.35	34.10	43.03	43.54
Banking offices	2,001	2,002	2,006	2,123	2,119
ATMs	3,037	3,041	3,041	3,227	3,185
FTEs(4)	51,943	52,564	53,653	53,999	52,648
(1)Amounts reported are unpaid principal balance.
(2)Amounts represented in interest checking, money market and savings, and time deposits.
(3)Relates to plans where Truist holds assets in proportion to participant elections.
(4)FTEs represents an average for the quarter.

Selected Items(1)

	Favorable (Unfavorable)
(Dollars in millions)		After-Tax at
Description	Pre-Tax	Marginal Rate
Selected Items
Third Quarter 2023
None	$—	$—
Second Quarter 2023
None	$—	$—
First Quarter 2023
None	$—	$—
Fourth Quarter 2022
Incremental operating expenses related to the merger ($51 million professional fees and outside processing and $5 million other line items)	$(56)	$(43)
Third Quarter 2022
Incremental operating expenses related to the merger ($72 million professional fees and outside processing and $18 million other line items)	$(90)	$(69)
Second Quarter 2022
Incremental operating expenses related to the merger ($103 million professional fees and outside processing, $11 million personnel expense, and $3 million other line items)	$(117)	$(89)
Gain (loss) on early extinguishment of debt (other expense)	39	30
First Quarter 2022
Incremental operating expenses related to the merger ($133 million professional fees and outside processing, $24 million personnel expense, $20 million net occupancy expense, and $25 million other line items)	$(202)	$(155)
Gain on redemption of noncontrolling equity interest related to the acquisition of certain merchant services relationships (other income)	74	57
(1)Includes selected items representing a part of line items within the consolidated statements of income. Excludes line items adjusted in their entirety, such as securities gains and losses and costs classified as merger-related and restructuring charges as well as immaterial adjustments made for gains and losses on the early extinguishment of debt.